EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Omnicom Group, Inc., a New York corporation ("Omnicom"), constitute and appoint John D. Wren and Barry J. Wagner, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, to sign the Annual Report on Form 10-K of Omnicom for the fiscal year ended December 31, 2001, including any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, here-by ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have subscribed these presents on the 20th day of March, 2002.

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            Bernard Brochand                       Michael Greenlees

         /s/ ROBERT J. CALLANDER                /s/ THOMAS L. HARRISON
       ---------------------------             --------------------------
           Robert J. Callander                    Thomas L. Harrison

           /s/ JAMES A. CANNON                    /s/ JOHN R. MURPHY
       ---------------------------             --------------------------
             James A. Cannon                        John R. Murphy

       /s/ LEONARD S. COLEMAN, JR.                /s/ JOHN R. PURCELL
       ---------------------------             --------------------------
         Leonard S. Coleman, Jr.                    John R. Purcell

           /s/ BRUCE CRAWFORD                    /s/ KEITH L. REINHARD
       ---------------------------             --------------------------
             Bruce Crawford                        Keith L. Reinhard

          /s/ SUSAN S. DENISON
       ---------------------------             --------------------------
            Susan S. Denison                      Linda Johnson Rice

           /s/ JEAN-MARIE DRU                    /s/ ALLEN ROSENSHINE
       ---------------------------             --------------------------
             Jean-Marie Dru                        Allen Rosenshine

              /s/ PETER FOY                       /s/ GARY L. ROUBOS
       ---------------------------             --------------------------
               Peter Foy                           Gary L. Roubos